Term Loan (Revised)	12 Months Ended
Jul. 31, 2020
Borrowings [abstract]
Term Loan (Revised)

19. Term Loan (Revised)

Term Loan

On February 14, 2019, the Company entered into a syndicated credit facility with Canadian Imperial Bank of Commerce ("CIBC") as Sole Bookrunner, Co-Lead Arranger and Administrative Agent and Bank of Montreal as Co-Lead Arranger and Syndication Agent (together "the Lenders"). The Lenders provided the Company with up to $65,000 in secured debt financing at a rate of interest that is expected to average in the mid-to-high 5% per annum range. The credit facility consisted of an up to $50,000 term loan ("Term Loan") and up to a $15,000 in a revolving credit facility ("Revolving Loan"). The credit facility matures in February 14, 2022. The Company may repay the loan without penalty, at any time and the loan is secured against the Company's property, plant and equipment. The Company shall repay at minimum 2.5% of the initial amount drawn each quarter per the terms of the credit facility agreement. On February 14, 2019, the Company received $35,000 on the Term Loan and incurred financing costs of $1,347.  The Company had the ability to draw the remaining $15,000 on the Term Loan on or before December 31, 2019, which it did not exercise, as a result, that portion of the facility expired on December 31, 2019.

On January 31, 2020, the Company amended its credit facility which resulted in:

(i) The modification of financial covenants which require the Company to:

i. Maintain a Tangible Net Worth Ratio of not more than 1:00 to 1:00 at all times;

ii. Maintain a Cash Balance of more than $15,000 at all times; and

iii. Maintain certain EBITDA requirements (as defined in the Credit Facility Agreement) with respect to each Fiscal Quarter.

(ii) the re-instatement of the $15,000 Term Loan capacity that previously expired un-used on December 31, 2019. In order for the Company to draw on this additional capacity, the Company must be (i) in compliance with its debt covenants; and (ii) achieve net revenue of $28,400 for the quarter ended July 31, 2020. These conditions were not satisfied as at July 31, 2020 and therefore the Term Loan capacity was not drawn upon and is no longer available to the Company.

The Company was in compliance with the revised financial covenants noted above as at July 31, 2020.

On July 31, 2020 the Company was not in compliance with an administrative banking covenant which mandated that the Company not have a Canadian dollar operating banking account with any institution other than the Lenders. The Company was subject to the covenant 90 days after entering the syndicated credit facility on February 14, 2019. The Company received an amendment on October 29, 2020 allowing it to rectify this administrative breach by April 27, 2021.  However, since the amendment was received after July 31, 2020, the Company has classified its Term Loan as a current liability and has revised the applicable comparative information (Note 37) to reflect the same.

During the year ended July 31, 2020, total interest expense and total interest capitalized were $723 (July 31, 2019 - $252) and $896 (July 31, 2019 - $511). Non-cash interest expense relating to the amortization of deferred financing costs was $501 for the year ended July 31, 2020 (July 31, 2019 - $387).

The following table illustrates the continuity schedule of the term loan as at July 31, 2020 and July 31, 2019:

	July 31, 2020	July 31, 2019
		(Revised – Note 37)
Term loan	$	$
Opening balance	34,125	—
Additions	—	35,000
Repayments	(3,500)	(875)
Ending balance	30,625	34,125
Deferred financing costs	$	$
Opening balance	(751)	—
Additions	(445)	(1,643)
Adjustments	—	296
Amortization of deferred finance costs	501	596
Ending balance	(695)	(751)
Total term loan	29,930	33,374
Current portion	3,069	3,117
Long-term portion	26,861	30,257